                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

================================================================================

                               PURCHASE AGREEMENT

                                      among

                           M&I MARSHALL & ILSLEY BANK,

                             M&I NORTHWOODS III LLC

                                       and

                         BANK ONE, NATIONAL ASSOCIATION
        (as agent on behalf of Preferred Receivables Funding Corporation)

                                 as Transferors

                                       and

                       M&I DEALER AUTO SECURITIZATION, LLC

                                  as Purchaser

                          Dated as of October 10, 2002

================================================================================

                                                       2002-1 Purchase Agreement

                               TABLE OF CONTENTS

                                                                              Page
ARTICLE I     DEFINITIONS ....................................................   2
  SECTION 1.1.  Definitions ..................................................   2
  SECTION 1.2.  Other Interpretive Provisions ................................   2
ARTICLE II    PURCHASE OF RECEIVABLES ........................................   2
  SECTION 2.1.  Purchase of Receivables ......................................   2
  SECTION 2.2.  Funding Dates ................................................   3
  SECTION 2.3.  Receivables Purchase Price For The Initial Purchased Assets ..   4
  SECTION 2.4.  Receivables Purchase Price for Subsequent Receivables ........   4
  SECTION 2.5.  Sale of Receivables ..........................................   4
ARTICLE III   REPRESENTATIONS AND WARRANTIES .................................   5
  SECTION 3.1.  Representations and Warranties of Purchaser ..................   5
  SECTION 3.2.  Representations and Warranties of M&I Bank ...................   6
  SECTION 3.3.  Representations and Warranties of Northwoods .................   8
  SECTION 3.4.  Representations and Warranties of Bank One ...................   9
ARTICLE IV    COVENANTS OF TRANSFERORS .......................................  10
  SECTION 4.1.  Protection of Title to Purchased Assets ......................  10
  SECTION 4.2.  Liability of M&I Bank; Indemnities ...........................  11
  SECTION 4.3.  Purchase of Receivables on a Funding Date ....................  13
ARTICLE V     MISCELLANEOUS PROVISIONS .......................................  13
  SECTION 5.1.  Obligations of Transferors ...................................  13
  SECTION 5.2.  Bankruptcy Petition ..........................................  13
  SECTION 5.3.  Subsequent Transfer to Owner Trustee and Indenture Trustee ...  13
  SECTION 5.4.  Amendment ....................................................  13
  SECTION 5.5.  Waivers ......................................................  15
  SECTION 5.6.  Notices ......................................................  15
  SECTION 5.7.  Costs and Expenses ...........................................  15
  SECTION 5.8.  Representations to Survive ...................................  15
  SECTION 5.9.  Governing Law ................................................  15
  SECTION 5.10. Counterparts .................................................  15

                               TABLE OF CONTENTS
                                  (continued)

                                                                             Page
  SECTION 5.11. Third Party Beneficiaries .................................... 16

Exhibit A    Location of Parties
Schedule A   Perfection Representations, Warranties and Covenants
Schedule of Receivables

                               PURCHASE AGREEMENT

     This PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") dated as of October 10, 2002 by and among M&I MARSHALL & ILSLEY BANK, a Wisconsin banking corporation ("M&I Bank"), M&I NORTHWOODS III LLC, a Delaware limited liability company ("Northwoods"), BANK ONE, NATIONAL ASSOCIATION, a national banking association (as agent on behalf of Preferred Receivables Funding Corporation) ("Bank One"; and together with M&I Bank and Northwoods, the "Transferors") and M&I DEALER AUTO SECURITIZATION, LLC, a Delaware limited liability company (the "Purchaser").

     WHEREAS, in the regular course of its business, M&I Bank or its Affiliates purchases Motor Vehicle Loans secured by new and used automobiles and light trucks from motor vehicle dealers; and

     WHEREAS, M&I Bank desires to transfer certain interests in Motor Vehicle Loans to the Purchaser; and

     WHEREAS, M&I Bank has transferred certain interests in certain other Motor Vehicle Loans to the Transferors pursuant to a financing arrangement and the Transferors desire to transfer such interests in such Motor Vehicle Loans to the Purchaser; and

     WHEREAS, the Purchaser desires to purchase from M&I Bank a portfolio of Motor Vehicle Loans and desires to purchase from the Transferors a portfolio of Motor Vehicle Loans arising in connection with Motor Vehicle Loans purchased by M&I Bank from Dealers and purchased by Preferred Receivables Funding Corporation ("PREFCO"); and

     WHEREAS, M&I Bank is willing to transfer its interest in such Motor Vehicle Loans to the Purchaser on the Closing date and on each Funding Date; and

     WHEREAS, the Transferors under the financing arrangement are willing to transfer their interests in such Motor Vehicle Loans to the Purchaser on the Closing Date.

     WHEREAS, following the transfer of such Motor Vehicle Loans from the Transferors to the Purchaser, the Purchaser will transfer such Motor Vehicle Loans to The Bank of New York (Delaware) (the "Owner Trustee"), as owner trustee of M&I Auto Loan Trust 2002-1 pursuant to the Sale and Servicing Agreement dated as of October 10, 2002 among M&I Bank, as servicer, the Purchaser, as seller, the Owner Trustee and Bank One, National Association, as indenture trustee.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                                       2002-1 Purchase Agreement

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Definitions. Capitalized terms are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement among The Bank of New York (Delaware), not in its individual capacity but solely as owner trustee of M&I Auto Loan Trust 2002-1 (the "Owner Trustee"), the Purchaser, as seller, M&I Bank, as servicer, and Bank One, National Association, as indenture trustee.

     SECTION 1.2. Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                             PURCHASE OF RECEIVABLES

     SECTION 2.1. Purchase of Receivables.

     Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, each of the Transferors do hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, subject to the obligations herein (collectively the "Initial Purchased Assets"):

     (a) right, title and interest in and to the Receivables identified on the Schedule of Receivables delivered on the Closing Date, and all moneys received thereon after the Initial Cutoff Date;

     (b) right, title and interest in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest in the Financed Vehicles and any other property that shall secure the Receivables;

                                       2               2002-1 Purchase Agreement

     (c) interest in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the obligors;

     (d) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Receivables, in each case, to the extent Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Receivable;

     (e) interest in any proceeds from (A) any Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (B) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (C) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

     (f) right, title and interest in any instrument or document relating to the Receivables; and

     (g)  the proceeds of any and all of the foregoing.

     SECTION 2.2. Funding Dates. Effective on each Funding Date, M&I Bank does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, subject to the obligations herein (collectively the "Subsequent Purchased Assets" and, together with the Initial Purchased Assets, the "Purchased Assets"):

     (a) right, title and interest in and to the Subsequent Receivables identified on the Schedule of Receivables delivered on the related Funding Date, and all moneys received thereon after the related Subsequent Cutoff Date;

     (b) right, title and interest in the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest in the Financed Vehicles and any other property that shall secure the Subsequent Receivables;

     (c) interest in any proceeds with respect to the Subsequent Receivables from claims on any Insurance Policies covering Financed Vehicles or the obligors;

     (d) rebates of premiums relating to Insurance Policies and rebates of other items such as extended warranties financed under the Subsequent Receivables, in each case, to the extent Servicer would, in accordance with its customary practices, apply such amounts to the Principal Balance of the related Subsequent Receivable;

     (e) interest in any proceeds from (A) any Subsequent Receivable repurchased by a Dealer, pursuant to a Dealer Agreement, as a result of a breach of representation or warranty in the related Dealer Agreement, (B) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Motor Vehicle Loan or (C) any Dealer Recourse or other rights relating to the Subsequent Receivables under Dealer Agreements;

                                       3               2002-1 Purchase Agreement

     (f) right, title and interest in any instrument or document relating to the Subsequent Receivables; and

     (g)  the proceeds of any and all of the foregoing.

     The purchase of the Subsequent Receivables on each Funding Date by the Purchaser shall be made in accordance with this Agreement and the provisions of the Sale and Servicing Agreement. On each Funding Date (a) M&I Bank will transfer and assign all of its right, title and interest in and to the Subsequent Receivables and other Subsequent Purchased Assets to the Purchaser,
(b) the Purchaser will sell all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Owner Trustee, and (c) the Owner Trustee will grant all of its right, title and interest in and to the Subsequent Receivables and other Trust Property to the Indenture Trustee for the benefit of the Noteholders. The Subsequent Receivables transferred on each Funding Date and the Receivables transferred on the Closing Date are collectively referred to herein as the "Receivables".

     SECTION 2.3. Receivables Purchase Price For The Initial Purchased Assets. On the Closing Date in consideration for the Initial Purchased Assets being transferred to the Purchaser on such date the Purchaser shall pay a purchase price equal to the aggregate Principal Balance of the Receivables as of the Initial Cut-Off Date (the "Initial Purchase Price") by:

     (a) paying to Bank One (for the benefit of PREFCO), $394,799,464.90 in cash;

     (b)  paying to M&I Bank, $34,616,741.84 in cash; and

     (c) if the aggregate Initial Purchase Price to be paid for such Initial Purchased Assets exceeds the amount of any cash payments pursuant to clauses (a) and (b), an interest in such Initial Purchased Assets in an amount equal to such excess shall automatically be considered to have been contributed to the Purchaser by M&I Bank as a capital contribution.

     SECTION 2.4. Receivables Purchase Price for Subsequent Receivables. On each Funding Date in consideration for the Subsequent Purchased Assets being transferred to the Purchaser on such date the Purchaser shall pay a purchase price equal to the aggregate Principal Balance of the Subsequent Receivables being transferred on such date as of the related Subsequent Cut-Off Date (the "Subsequent Purchase Price") by (a) making a cash payment to M&I Bank to the extent that the Purchaser has received any payments on such Funding Date in respect of the purchase of such Subsequent Purchased Assets by the Owner Trustee on such Funding Date under the Sale and Servicing Agreement and (b) if the aggregate Subsequent Purchase Price to be paid for such Subsequent Purchased Assets exceeds the amount of any cash payments pursuant to clause (a), an interest in such Subsequent Purchased Assets in an amount equal to such excess shall automatically be considered to have been contributed to the Purchaser by M&I Bank as a capital contribution.

     SECTION 2.5. Sale of Receivables. It is the express intention of the Transferors and the Purchaser that:

                                       4               2002-1 Purchase Agreement

     (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other Purchased Assets described in Sections 2.1 and 2.2 above, conveying good title thereto free and clear of any Liens, encumbrances, security interests or rights of other Persons, from the Transferors to the Purchaser; and

     (b)  the Receivables and the other Purchased Assets described in Sections
     2.1 and 2.2 above not be a part of M&I Bank's estate, Northwood's estate, Bank One's estate or PREFCO's estate in the event of a bankruptcy or insolvency of M&I Bank, Northwoods, Bank One or PREFCO, respectively.

     If, notwithstanding the intention of the Transferors and the Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, the Transferors hereby grant, and the parties intend that the Transferors shall have granted, to the Purchaser a first priority perfected security interest in all of the Transferors' right, title and interest in the items of the Purchased Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and the Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties of Purchaser. The Purchaser hereby makes the following representations and warranties on the Closing Date and on each Funding Date upon which the Transferors may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser.

     (a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

     (b) Power and Authority. The Purchaser has full power, authority and legal right to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery, and performance by it of this Agreement.

     (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

     (d) Binding Obligation. This Agreement has been duly executed and delivered by the Purchaser and this Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship,

                                       5               2002-1 Purchase Agreement
     receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) No Violation. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the limited liability company agreement of the Purchaser, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to the Purchaser of any federal or state regulatory body or any court, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser.

     (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of the Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties:
     (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

     SECTION 3.2. Representations and Warranties of M&I Bank. M&I Bank hereby makes the following representations and warranties on the Closing Date and on each Funding Date upon which the Purchaser, Northwoods and Bank One may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of its interest in the Purchased Assets to the Purchaser.

     (a) Organization and Good Standing. M&I Bank has been duly organized and is validly existing as a state banking corporation in good standing under the laws of the State of Wisconsin, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Purchased Assets pursuant to Article II.

     (b) Power and Authority. M&I Bank has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Purchased Assets; and the execution, delivery and performance of this Agreement has been duly authorized by M&I Bank by all necessary corporate action.

     (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency

                                       6               2002-1 Purchase Agreement
     is required in connection with the execution, delivery or performance by M&I of this Agreement or the consummation of the transactions contemplated hereby, other than the filing of UCC financing statements.

     (d) Valid Sale; Binding Obligation. M&I Bank intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Purchased Assets conveyed by M&I Bank to the Purchaser hereunder, enforceable against creditors of and purchasers from M&I Bank; and this Agreement constitutes a legal, valid and binding obligation of M&I Bank, enforceable against M&I Bank in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) No Violation. The execution, delivery and performance by M&I Bank of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the articles of incorporation or bylaws of M&I Bank, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which M&I Bank is a party or by which M&I Bank is bound, or
     (iii) any law, order, rule or regulation applicable to M&I Bank of any federal or state regulatory body or any court, administrative agency, or other governmental instrumentality having jurisdiction over M&I Bank.

     (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of M&I Bank, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over M&I Bank or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by M&I Bank of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

     (g) Chief Executive Office. The chief executive office of M&I Bank is set forth in Exhibit A attached hereto.

     (h) Official Record. This Agreement and all other documents related hereto to which M&I Bank is a party have been approved by M&I Bank's or its Affiliates board of directors, loan committee or executive committee, which approval is reflected in the minutes of such board or committee and shall continuously from time to time of each such document's execution, be maintained as an official record of M&I Bank.

                                       7               2002-1 Purchase Agreement

     (i) Perfection Representations. The Perfection Representations shall be a part of this Agreement.

     SECTION 3.3. Representations and Warranties of Northwoods. Northwoods hereby makes the following representations and warranties on the Closing Date upon which the Purchaser, M&I Bank and Bank One may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of its interest in the Purchased Assets to the Purchaser.

     (a) Organization and Good Standing. Northwoods has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Purchased Assets pursuant to Article II.

     (b) Power and Authority. Northwoods has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Initial Purchased Assets; and the execution, delivery and performance of this Agreement has been duly authorized by Northwoods by all necessary corporate action.

     (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Northwoods of this Agreement or the consummation of the transactions contemplated hereby, other than the filing of UCC financing statements.

     (d) Valid Sale; Binding Obligation. Northwoods intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Initial Purchased Assets conveyed by Northwoods to the Purchaser hereunder, enforceable against creditors of and purchasers from Northwoods; and this Agreement constitutes a legal, valid and binding obligation of Northwoods, enforceable against Northwoods in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) No Violation. The execution, delivery and performance by Northwoods of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of incorporation or bylaws of Northwoods, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Northwoods is a party or by which Northwoods is bound, or (iii) any law, order, rule or regulation applicable to Northwoods of any federal or state regulatory body or any

                                       8               2002-1 Purchase Agreement
     court, administrative agency, or other governmental instrumentality having jurisdiction over Northwoods.

     (f) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Northwoods, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Northwoods or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Northwoods of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

     (g) Chief Executive Office. The chief executive office of Northwoods is set forth in Exhibit A attached hereto.

     SECTION 3.4. Representations and Warranties of Bank One. Bank One hereby makes the following representations and warranties on the Closing Date upon which the Purchaser, Northwoods and M&I Bank may rely. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of its interest in the Purchased Assets (as agent on behalf of PREFCO) to the Purchaser.

     (a) Organization and Good Standing. Bank One has been duly organized and is validly existing as a national banking association in good standing, with the power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Purchased Assets pursuant to Article II.

     (b) Power and Authority. Bank One has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Purchased Assets (as agent on behalf of PREFCO); and the execution, delivery and performance of this Agreement has been duly authorized by Bank One by all necessary corporate action.

     (c) No Consent Required. No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Bank One (as agent on behalf of PREFCO) of this Agreement or the consummation of the transactions contemplated hereby, other than the filing of UCC financing statements.

     (d) Valid Sale; Binding Obligation. Bank One intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Purchased Assets conveyed by Bank One to the Purchaser hereunder, enforceable against creditors of and the Purchasers from Bank One; and this Agreement constitutes a legal, valid and binding obligation of Bank One, enforceable against Bank

                                       9               2002-1 Purchase Agreement

     One in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

     (e) No Violation. The execution, delivery and performance by Bank One of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of incorporation or bylaws of Bank One, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Bank One is a party or by which Bank One is bound, or
     (iii) any law, order, rule or regulation applicable to Bank One of any federal or state regulatory body or any court, administrative agency, or other governmental instrumentality having jurisdiction over Bank One.

     (f) Chief Executive Office. The chief executive office of Bank One is set forth in Exhibit A attached hereto.

                                   ARTICLE IV

                            COVENANTS OF TRANSFERORS

     The Transferors covenant and agree with the Purchaser as follows:

     SECTION 4.1. Protection of Title to Purchased Assets. On the Closing Date and on each Funding Date M&I Bank shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof. M&I Bank shall deliver (or cause to be delivered) to the Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (a) the Transferors shall not change their name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-507 of the UCC, unless it shall have given the Purchaser, Owner Trustee and Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (b) the Transferors shall give the Purchaser, Owner Trustee and Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any

                                       10              2002-1 Purchase Agreement
     new financing statement and shall promptly file any such amendment or new financing statement.

     (c) M&I Bank or its Affiliates shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, M&I Bank's or its Affiliate's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Purchaser, Owner Trustee and Indenture Trustee in such Receivable and that such Receivable has been sold to the Purchaser and by the Purchaser to Owner Trustee and is owned by Owner Trustee and has been pledged to Indenture Trustee pursuant to the Indenture. Indication of the Purchaser's, Owner Trustee's and Indenture Trustee's interest in a Receivable shall be deleted from or modified on M&I Bank's or its Affiliate's computer systems when, and only when, the related Receivable shall have been paid in full or purchased by Servicer.

     (d) If at any time M&I Bank or its Affiliates shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, M&I Bank or its Affiliates shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to the Purchaser and then sold by the Purchaser to Owner Trustee and pledged to Indenture Trustee.

     (e) M&I Bank shall, upon receipt by M&I Bank of reasonable prior notice, permit the Purchaser, Owner Trustee and Indenture Trustee, and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from M&I Bank's or its Affiliate's records regarding any Receivable.

     (f) Upon request at any time, the Purchaser, Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of their duties under this Agreement, M&I Bank or its Affiliates shall furnish or cause to be furnished to the Purchaser, Owner Trustee and Indenture Trustee within 30 Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to the Purchaser hereunder and then owned by Owner Trustee and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Servicer's Reports furnished before such request indicating removal of Receivables from Owner Trustee.

     SECTION 4.2. Liability of M&I Bank; Indemnities. M&I Bank shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by M&I Bank or its Affiliates under this Agreement.

     (a) M&I Bank shall indemnify, defend and hold harmless the Purchaser, Owner Trustee (individually and in its capacity as such) and Indenture Trustee (individually and in its capacity as such) and their respective officers, directors, employees and agents from

                                       11              2002-1 Purchase Agreement
     and against any taxes that may at any time be asserted against any such Person with respect to, and on the date of, the sale of the Receivables to the Purchaser, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, not including any taxes asserted with respect to federal or other income taxes arising out of this Agreement and the other Basic Documents) and costs and expenses in defending against the same.

     (b) M&I Bank shall indemnify, defend and hold harmless the Purchaser, Bank One (as agent for PREFCO) Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such), the Certificateholder, the Noteholders and the officers, directors, employees and agents of the Purchaser, Bank One (as agent for PREFCO) Owner Trustee and Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent arising out of, or imposed upon such Person through or as a result of (i) M&I Bank's or its Affiliates willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement or any other Basic Document, (ii) the failure of any Receivable conveyed by M&I Bank to the Purchaser hereunder, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law, (iii) any breach of any of M&I Bank's representations, warranties or covenants contained herein or in any other Basic Document; provided, however, any indemnification amounts owed pursuant to this Section 4.2 with respect of a Receivable shall give effect to and not be duplicative of the Purchase Amounts paid by M&I Bank pursuant to Section 3.2 of the Sale and Servicing Agreement, and (iv) the use, ownership or operation by M&I Bank or any of its Affiliates of a Financed Vehicle prior to each relevant Cutoff Date.

Indemnification under this Section 4.2 shall survive the termination of this Agreement or any other Basic Document and the resignation or removal of Owner Trustee or Indenture Trustee and shall include reasonable fees and expenses of counsel and other expenses of litigation. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to this Section 4.2, such Person (the "Indemnified Person") shall promptly notify M&I Bank in writing, and M&I Bank, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others M&I Bank designates in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. M&I Bank shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, M&I Bank agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. M&I Bank shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If M&I Bank shall have made any indemnity payments pursuant to this Section 4.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of

                                       12              2002-1 Purchase Agreement
such amounts from others, such Person shall promptly repay such amounts to M&I Bank, without interest.

     SECTION 4.3. Purchase of Receivables on a Funding Date. M&I Bank shall use its best efforts in good faith to make available for assignment to the Purchaser, on each Funding Date, all Receivables acquired by M&I Bank which meet the eligibility criteria set forth in the Sale and Servicing Agreement as of such date. This covenant and agreement shall be for the benefit of the Purchaser, the Owner Trustee and the Indenture Trustee and any such Person may enforce its legal or equitable rights, remedies or claims hereunder.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

     SECTION 5.1. Obligations of Transferors. The obligations of the Transferors under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

     SECTION 5.2. Bankruptcy Petition. M&I Bank, Bank One and the Purchaser each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Northwoods, it will not institute against, or join any other Person in instituting against Northwoods any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

     SECTION 5.3. Subsequent Transfer to Owner Trustee and Indenture Trustee. The Transferors acknowledge that:

     (a) the Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Owner Trustee and assign its rights under this Agreement to Owner Trustee for the benefit of the Noteholders and the Certificateholder, and that the representations and warranties contained in this Agreement and the rights of the Purchaser under Section 2.1 and
     Section 2.2 of this Agreement are intended to benefit Owner Trustee, the Noteholders and the Certificateholder. The Transferors hereby consent to such sale and assignment.

     (b) Owner Trustee will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to Indenture Trustee for the benefit of the Noteholders, and the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement are intended to benefit Indenture Trustee and the Noteholders. The Transferors hereby consent to such pledge.

     SECTION 5.4. Amendment. (a) This Agreement may be amended by the Transferors and the Purchaser, with the consent of Owner Trustee and Indenture Trustee (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders:

                                       13              2002-1 Purchase Agreement

          (i) to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement; provided that such action shall not adversely affect in any material respect the interests of any Noteholder or Certificateholder;

          (ii) (A) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of M&I Auto Loan Trust 2002-1 to qualify as, and to permit an election to be made to cause all or a portion of M&I Auto Loan Trust 2002-1 to be treated as, a "financial asset securitization investment trust" under the Code, and (B) in connection with any such election, to modify or eliminate existing provisions set forth in this Agreement relating to the intended federal income tax treatment of the Notes or Certificates and the Trust in the absence of the election; it being a condition to any such amendment that the Rating Agency Condition shall have been met; and

          (iii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to Owner Trustee of all or any portion of the Receivables to be recognized as a sale under GAAP by the Purchaser to the Trust, (b) the Trust to avoid becoming a member of the Purchaser's consolidated group under GAAP or (c) M&I Bank or the Purchaser, or any of their Affiliates, to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency condition shall have been met.

     (b) This Agreement may also be amended from time to time by the Transferors and the Purchaser, with the consent of Servicer, Owner Trustee and Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Percentage Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interests, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificate of each class affected thereby.

     (c) Prior to the execution of any such amendment or consent, the Purchaser shall furnish written notification of the substance of such amendment or consent to each Rating Agency, Owner Trustee, and Indenture Trustee. Promptly after the execution of any such amendment or consent, the Purchaser shall furnish written notification of the substance of such amendment or consent to each Noteholder, Certificateholder, Owner Trustee and Indenture Trustee.

                                       14              2002-1 Purchase Agreement

     (d) It shall not be necessary for the consent of Certificateholder or Noteholders pursuant to this Section 5.4 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     (e) Prior to the execution of any amendment to this Agreement, Owner Trustee and Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Owner Trustee's or Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 5.5. Waivers. No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     SECTION 5.6. Notices. All demands, notices and communications pursuant to this Agreement to either party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in Exhibit A attached hereto or at such other address as may be designated by it by notice to the other party.

     SECTION 5.7. Costs and Expenses. M&I Bank will pay all expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of the Purchaser's right, title and interest in and to the Receivables and the Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

     SECTION 5.8. Representations to Survive. The respective agreements, representations, warranties and other statements by M&I Bank, Northwoods, Bank One and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date and each Funding Date and any sale, transfer or assignment of the Receivables by the Purchaser.

     SECTION 5.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 5.10. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                                       15              2002-1 Purchase Agreement

     SECTION 5.11. Third Party Beneficiaries. Each of Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such) and the other Persons referred to in Section 4.2 is an intended third party beneficiary of the indemnities of M&I Bank set forth in
Section 4.2 and the other provisions of this Agreement in favor of such Persons. It is acknowledged and agreed that such indemnities and other provisions may be enforced by or on behalf of such Persons against M&I Bank to the same extent as if it were a party hereto.

                            [SIGNATURE PAGES FOLLOW]

                                       16              2002-1 Purchase Agreement

         IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                           M&I MARSHALL & ILSLEY BANK, as
                                           Transferor on the Closing Date and
                                           on each Funding Date


                                           By: /s/ Donald H. Wilson
                                               ------------------------
                                           Name: Donald H. Wilson
                                           Title: Senior Vice President


                                      S-1              2002-1 Purchase Agreement

                                           M&I NORTHWOODS IIl LLC, as Transferor
                                           on the Closing Date


                                           By: /s/ Donald H. Wilson
                                               -----------------------
                                           Name: Donald H. Wilson
                                           Title: President

                                      S-2              2002-1 Purchase Agreement

                                 BANK ONE, NATIONAL ASSOCIATION (as agent on behalf of Preferred Receivables Funding Corporation), as Transferor on the Closing Date


                                 By: /s/ R. Eric Wiedelman
                                     ------------------------
                                 Name: R. Eric Wiedelman
                                 Title: Director, Capital Markets

                                      S-3              2002-1 Purchase Agreement

                                           M&I DEALER AUTO SECURITIZATION, LLC,
                                           as Purchaser


                                           By: /s/ Donald H. Wilson
                                               --------------------------
                                           Name: Donald H. Wilson
                                           Title:  President


                                      S-4              2002-1 Purchase Agreement

                                    EXHIBIT A

                               LOCATION OF PARTIES

M&I MARSHALL & ILSLEY BANK

Address for Notice:

770 North Water Street NW5
Milwaukee, Wisconsin 53202
Attention: Doug Howe



BANK ONE, NATIONAL ASSOCIATION (as agent for PREFCO)

Address for Notice:

1 Bank One Plaza
Chicago, Illinois 60670



M&I DEALER AUTO SECURITIZATION, LLC

Address for Notice:

770 North Water Street NW5
Milwaukee, Wisconsin 53202
Attention: Doug Howe



M&I NORTHWOODS III LLC

Address for Notice:

770 North Water Street NW5
Milwaukee, Wisconsin 53202
Attention: Doug Howe

                                     Exh. A            2002-1 Purchase Agreement

                                   SCHEDULE A

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

     In addition to the representations, warranties and covenants contained in the Purchase Agreement, M&I Bank hereby represents, warrants, and covenants to the Purchaser as to itself as follows on the Closing Date and on each Payment Date thereafter:

     1. The Purchase Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Receivables in favor of the Transferor, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and the Purchasers from M&I Bank, Northwoods and Bank One.

     2. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102.

     3. M&I Bank has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Receivables that constitute chattel paper.

     4. M&I Bank owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only Liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a Lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

     5. Servicer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from M&I Bank, Northwoods and Bank One to the Purchaser, the transfer and sale of the Receivables from the Purchaser to Owner Trustee, and the security interest in the Receivables granted to Indenture Trustee under the Indenture.

     6. With respect to Receivables that constitute tangible chattel paper, such tangible chattel paper is in the possession of the Custodian and Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper solely on behalf and for the benefit of Indenture Trustee.

     7. Servicer has not authorized the filing of, or is aware of, any financing statements against either Bank One, M&I Bank, the Purchaser or Servicer that include a description of collateral covering the Receivables, the Purchased Assets and proceeds related thereto other than any financing statement (i) relating to the sale of Receivables by M&I Bank or its Affiliates, Northwoods and Bank One to the Purchaser under the Purchase Agreement, (ii) relating to the sale of Receivables by the Purchaser to Owner Trustee under the Sale and Servicing Agreement,

                                    Sch. A-1           2002-1 Purchase Agreement

(iii) relating to the security interest granted to Indenture Trustee under the Indenture, or (iv) that has been terminated.

     8. Servicer is not aware of any judgment, ERISA or tax Lien filings against either Bank One, M&I Bank, the Purchaser or Servicer.

     9. None of the tangible chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

     10. Survival of Perfection Representations. Notwithstanding any other provision of the Purchase Agreement, the Sale and Servicing Agreement, the Indenture or any other Basic Document, the Perfection Representations contained in this Schedule shall be continuing, and remain in full force and effect (notwithstanding any replacement of Servicer or termination of Servicer's rights to act as such), until such time as all obligations under the Purchase Agreement, the Sale and Servicing Agreement and the Indenture have been finally and fully paid and performed.

     11. No Waiver. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations; and (iii) shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach), waive a breach of any of the Perfection Representations.

                                    Sch. A-2           2002-1 Purchase Agreement

                             SCHEDULE OF RECEIVABLES

                   [On File with M&I Marshall & Ilsley Bank]

                                                       2002-1 Purchase Agreement